Exhibit 32.1

ESS TECH, INC.

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ESS Tech, Inc. (the “Company”) for the quarter ended September 30, 2021 as filed with the Securities and Exchange Commission (the “Report”), I, Eric Dresselhuys, Chief Executive Officer (Principal Executive Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: November 22, 2021

/s/ Eric Dresselhuys
Eric Dresselhuys
Chief Executive Officer
(Principal Executive Officer)